                            M.S.D. & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          Leslie B. Disharoon, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.



                                  /s/Leslie B. Disharoon
                                  ------------------------------
                                  Leslie B. Disharoon



Date:  April 29, 1994

                            M.S.D. & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          George R. Packard, III, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.



                                  /s/George R. Packard, III
                                  ------------------------------
                                  George R. Packard, III



Date:  April 29, 1994

                            M.S.D. & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          John R. Murphy, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.



                                  /s/John R. Murphy
                                  ------------------------------
                                  John R. Murphy



Date:  April 29, 1994

                            M.S.D. & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          J. Stevenson Peck, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.



                                  /s/J. Stevenson Peck
                                  ------------------------------
                                  J. Stevenson Peck



Date:  April 29, 1994

                            M.S.D. & T. FUNDS, INC.


                               POWER OF ATTORNEY
                               -----------------


          Decatur H. Miller, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, George C. Earle, Jr. and Linda A. Durkin, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.



                                  /s/Decatur H. Miller
                                  ------------------------------
                                  Decatur H. Miller



Date:  April 29, 1994